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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       Commission File Number:
              JANUARY 16, 2001                                  0-21213



                             LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                         54-1807038
    (State or other jurisdiction                              (IRS Employer
          of incorporation)                              Identification Number)



                             7925 JONES BRANCH DRIVE
                             MCLEAN, VIRGINIA 22102
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (703) 873-2000


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE
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                             LCC INTERNATIONAL, INC.

ITEM 5       OTHER EVENTS

        On January 16, 2001, LCC International, Inc. ("LCC") issued a press release announcing certain modifications to the terms of a contract, dated as of August 18, 1999, with XM Satellite Radio Inc. ("XM") for the design and deployment of XM's terrestrial repeater network. The modified terms provide for LCC to supply continuing engineering support, including initial and ongoing operating and maintenance services, for XM's terrestrial based digital satellite network and for LCC to construct a smaller number of repeater sites. The modified terms of the contract will result in a downward revision to the revenue and earnings projections of LCC for the fourth quarter ended December 31, 2000. Enclosed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference is the text of the January 16, 2001 press release.



ITEM 7       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)    Exhibits.

99. Press Release, dated January 16, 2001, regarding the modifications to the terms of a contract with XM Satellite Radio Inc.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 LCC INTERNATIONAL, INC.


Date:  January 17, 2001                 By: /s/ David N. Walker
                                           --------------------------
                                            David N. Walker
                                            Senior Vice President, Treasurer
                                                and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit                          Description                           Page
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
   99.         Press Release dated January 16, 2001                     1



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